INCOME TAXES (Components of Deferred Taxes) (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets
Bad debt provision	$ 891	$ 913
Impairment loss	10,266	10,004
Net operating losses ("NOLs")	28,338	28,915
Less: valuation allowance	(39,495)	(39,832)
Total deferred tax assets, net	$ 0	$ 0